CIGNUS VENTURES INC.
Suite 410 – 103 East Holly Street, National Bank Building
Bellingham, WA 98225

June 29, 2009

TO:	SMARTLINX VOIP NETWORKS PRIVATE LIMITED,
	Attention:	Dr. Manohar Loka Reddy and
Chandra Sekhar Pogula
(collectively, the “Principal Shareholders”)

Dear Sirs:

Re:	Acquisition by Cignus Ventures Inc. (“Cignus”) of Smartlinx VOIP Networks Private Limited (“Smartlinx”)

The interim agreement confirms that Cignus wishes to acquire Smartlinx. The purpose of this interim agreement is to set forth basic terms and conditions of such a transaction, not to cover all of the issues related to the transaction. Completion of Cignus’ acquisition of Smartlinx is subject to Cignus completing due diligence of Smartlinx to its satisfaction.

1.	Representations of Smartlinx and the Principal Shareholders. Smartlinx and the Principal Shareholders have represented to Cignus as follows:

	(a)	Smartlinx is a company incorporated under the laws of India and is in good standing under the laws of its jurisdiction of incorporation;

(b)

Smartlinx’s authorized capital consists of 1,500,000 equity shares, with a par value of Rs 10, of which 10,000 equity shares are issued and outstanding. There are no other classes of shares or other securities of Smartlinx outstanding and no person has any option or right to acquire any unissued shares of Smartlinx;

	(c)	The Principal Shareholders hold 10,000 equity shares representing 100% of the issued and outstanding equity shares of Smartlinx;

	(d)	All shares of Smartlinx issued and outstanding have been duly and properly issued in compliance with all applicable corporate and securities laws;

(e)

Smartlinx’s financial statements for the years ended December 31, 2008 and 2007 and the period from January 1, 2009 to May 31, 2009, as set out under Schedule “A”, present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of Smartlinx

Cignus Ventures Inc.
June 29, 2009

as at the date thereof and there has been no material change in the assets and liabilities since that date;

(f)	Smartlinx is engaged in the business of providing Voice-Over Internet Protocol (“VoIP”) services and live, on-line tutoring services through its “Live Tutor” website (the “Business”); and

(g)

Smartlinx owns the technology required for the conduct of the Business, including the “Smartlinx” and “Live Tutor” websites and all trademarks associated with the “Live Tutor” brand names as set out in Schedule “B”.

2.	Representations of Cignus. Cignus represents as follows:

	(a)	Cignus is a company incorporated under the laws of Nevada and is in good standing under the laws of its jurisdiction of incorporation;

	(b)	Cignus is a reporting company under the United States Securities Exchange Act of 1934 (the “Act”) and is in good standing with respect to its filings under the Act;

(c)

Cignus’ authorized capital consists of 100,000,000 shares of common stock, with a par value of $0.001 per share, of which 16,000,000 shares of common stock are issued and outstanding, and 100,000,000 shares of preferred stock, with a par value of $0.001 per share, of which none are issued and outstanding;

	(d)	The shares of common stock of Cignus are quoted on the FINRA OTC Bulletin Board; and

	(e)	There has been no material change in the affairs of Cignus since its most recent filings in Form 10-K and Form 10-Q under the Act, except as may be disclosed in any Form 8-K filed under the Act.

3.

Stock Split. Cignus agrees to complete a 2.7-for-1 forward split of its common stock (the “Stock Split”). Upon completion of the Stock Split, it is anticipated Cignus’ authorized capital of common stock will be increased from 100,000,000 shares, with a par value of $0.001 per share, to 270,000,000 shares of common stock, with a par value of $0.001 per share, and the issued and outstanding shares of common stock will be correspondingly increased from 16,000,000 shares to 43,200,000 shares of common stock.

4.

Purchase of Smartlinx. We have agreed that Cignus will acquire all of the issued and outstanding shares of Smartlinx (the “Acquisition”). In consideration of Cignus’ acquisition of Smartlinx, the principal stockholder of Cignus, David K.

Cignus Ventures Inc.
June 29, 2009

Ryan, will transfer all of his shares, being 27,000,000 post-split shares (10,000,000 pre-split shares) of Cignus’ common stock, to the Principal Shareholders.

5.

Loan. Cignus agrees to advance $200,000 to Smartlinx upon closing of the acquisition (the “Loan”). Smartlinx agrees that the Loan will be due on demand. If the formal agreement is not entered into as contemplated under paragraph 7 of this Interim Agreement, Smartlinx agrees that the Loan will bear interest at a rate of 6% per annum.

6.	Conditions. The obligations of the parties to complete the Acquisition shall be subject to customary conditions including:

(a) All the representatives of the parties shall be true and accurate at closing as if they were made immediately prior to closing;

(b)

Smartlinx shall have provided to Cignus prior to or on closing such financial statements as are required by Article 8.01 of Regulation S-X of the United States Securities and Exchange Commission in order to permit Cignus to make the United States Securities and Exchange Commission filings required in respect of the Acquisition; and

(c)

Smartlinx shall have provided to Cignus such information as is necessary to satisfy Cignus and its counsel that the Acquisition may be completed in reliance of exemptions from applicable federal and state or foreign securities laws.

7.

Formal Agreement. The parties shall take such steps as may be necessary and use their best efforts to prepare and execute a formal agreement as soon as possible, but in any event not later than August 15, 2009. During this period, the parties will cooperate with each other and provide such documentation or information as may be necessary to permit the parties to complete reasonable due diligence with respect to the proposed Acquisition.

8.	Full Disclosure. Smartlinx shall disclose to Cignus any and all material adverse conditions or potential adverse conditions currently known about that could affect the business in a negative matter.

9.

Exclusivity. In consideration of the undertaking by Cignus of the costs and expenses in conducting due diligence and continuing negotiations, Smartlinx agrees that, during the term of this interim agreement, it will not seek or solicit, or engage anyone to seek or solicit, other suitors for a merger or purchase of Smartlinx, will not make available to other potential suitors information concerning itself, and will maintain confidentiality about the transaction

Cignus Ventures Inc.
June 29, 2009

contemplated by this interim agreement, except to the extent the disclosure is required by applicable law or is made to advisors on a “need to know” basis.

10.

Counterparts. This interim agreement may be executed in one or more counter- parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same interim agreement.

If the foregoing is in accordance with your understanding of the Acquisition, please sign where indicated below and this will serve as an interim agreement to govern our relationship pending completion of a formal agreement.

Yours truly,

CIGNUS VENTURES INC.

Per:     /s/ David K. Ryan

            David K. Ryan,
            President

Agreed and accepted as of the 10th day of July, 2009.

Smartlinx VOIP Networks Private Limited

Per:	/s/ Dr. Manohar Loka Reddy	/s/ Chandra Sekhar Pogula

	Dr. Manohar Loka Reddy,	Chandra Sekhar Pogula,
	Director	Director

\4416\12-Acq of Live Tutor\Interim Agreement.v4.doc

SCHEDULE “A”

Financial Statements for the years ended December 31, 2008 and 2007 and for the period from January 1, 2009 to May 31, 2009

of

Smartlinx VOIP Networks Private Limited

1

SMARTLINX VOIPNETWORKS PRIVATE LIMITED
5-9-22, 3rd Floor, My Home Sarovar Plaza, Secretariat Road, Saifabad
Hyderabad - 500 063

BALANCE SHEET (FROM JANUARY 2008 TO DEC-2008) - US GAAP

			2008	2007
		SCHEDULE	Jan08 to Dec08	Jan07 to Dec07
			Rupees	Rupees
A	SOURCE OF FUNDS
	Shareholder's Funds
	a) Share Capital	1	100000	100000
	a) Share Application Money Account		6087000	0

2	Loan Funds
	a) Secured Loans	2	0	0
	b) Unsecured Loans	3	0	0

		TOTAL	6187000	100000
B	APPLICATION OF FUNDS

1	Fixed Assets
	a) Gross Block	4	512575	512575
	b) Less: Depreciation		105999	27457
	c) Net Block		406576	485118

2	Current Asset, Loans and Advances
	Cash and Bank Balance	5	283818	267431
	Loans & Advances	6	378729	204289
			662547	471720
	Less: Current Liabilities & Provisions
	Current Liabilities	7	5902	4509894
	Provisions	8	14378	55723
			20280	4565617
	Net Current Assets		642267	(4093896)

3	a) Miscellaneous Expenditure	9	844420	16920
	(to the extent not written off or adjusted)
	Profit & Loss Account		4293737	3691858

		TOTAL	6187000	100000

SMARTLINX VOIPNETWORKS PRIVATE LIMITED
5-9-22, 3rd Floor, My Home Sarovar Plaza, Secretariat Road, Saifabad
Hyderabad - 500 063

PROFIT AND LOSS ACCOUNT FOR THE PERIOD FROM JAN-2008 TO DEC-2008 (US GAAP)

	2008 Jan08 to Dec08 Rupees		2007 Jan07 to Dec07 Rupees
Sales Accounts
Sales & Services		713930		537504

Indirect Expenses
Advertisement & Publicity Exp	0		207085
Audit Fee	11236		0
Bank Charges	1520		1105
Business Promotions Exp.	0		10000
Bandwidth Expenses	0		124189
Commission on Voip Resellers	0		83138
Computer Maintenance Exp-A/c	2450		7336
Deferred Revenue Exp.Written Off	39940		0
Depreciation	78542		27457
Discount - Voip	200		99933
Electrical Maintenance Exp	0		11536
FBT Account	11701		1452
General Expencess A/c	110		100
Inaguration Expenses	0		58117
Insurance A/c	3503		0
Internet Expenses A/c	10038		14665
Legal & Professional Charges	15000		44854
Local Conveyance Exp	61436		99537
Marketing Expenses	1800		1120
Miscellaneous Exp.Written Off	4230		4230
Networking Maintenance Expenses	11869		28459
P.F.Adminstrative Exp.	5565		8640
Postage & Courier A/c	1645		391
Professional Tax	2500		5000
Printing & Stationery	0		62663
Provident Fund	43996		73060
Rates & Taxes Fee	12475		14168
Salaries	929597		2987741
Staff Recruitment & Training Exp A/c	0		17500
Staffwelfare Expenses	0		4526
Telehpone Expenses	3100.00		22166.00
Telephone Expenses (Cell Phone)	59153.00		71813.00
Travelling Expenses	4203		42521
Voip Talktime Expense	0
		1315809		4134501
Profit & (Loss) A/c		-601879		-3596997

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
5-9-22, 3rd Floor, My Home Sarovar Plaza, Secretariat Road, Saifabad
Hyderabad - 500 063

SCHEDULES TO THE BALANCE SHEET

	As at	As at
	2008	2007
	Rs	Rs
SCHEDULE - 1
AUTHORIZED CAPITAL:
(15,00,000 Equity shares of Rs. 10/- each)	100000	100000

SHARE CAPITAL:
Issued, subscribed and paid-up Capital
(10,000 Equity Shares of Rs. 10/- each)	100000	100000

SHARE APPLICATION MONEY :
Nettlinx Limited	0	0

SCHEDULE - 2
SECURED LOANS
	0	0
SCHEDULE - 3
UNSECURED LOANS	0	0

	0	0

SCHEDULE - 5
CASH AND BANK BALANCES
Cash in Hand	125332	100525
Bank balance	158486	166906
	2,83,818	2,67,431

SCHEDULE - 6
LOANS AND ADVANCES
Loans & Advances	132230	124897
Sundry Debtors	243995.52	79392
Prepaid Insurance	2503	0
	378729	204289

SCHEDULE - 7
CURRENT LIABILITIES
Sundry Creditors & Other payables	57669	1312686
Nettlinx Limited	4247928	3197208
	4305597	4509894
SCHEDULE - 8
PROVISIONS	14378	55723

	0	0

SCHEDULE - 9
MISC. EXPENSES
Deferred Revenue Expenditure
	831730
Preliminary Expenses
	12690	16920

	844420	16920

For SMARTLINX VOIP NETWORKS PRIVATE LIMITED

(MANOHAR LOKA REDDY)	(POGULA CHANDRA SEKHAR)
Director
Place: Hyderabad
Date :

SMARTLINX VOIPNETWORKS PRIVATE LIMITED
5-9-22, 3rd Floor, My Home Sarovar Plaza, Secretariat Road, Saifabad
Hyderabad - 500 063

BALANCE SHEET (FROM JANUARY 2009 TO MAY 2009) - US GAAP

			2009	2008
		SCHEDULE	Jan09 to May 09	Jan08 to Dec08
			Rupees	Rupees
A	SOURCE OF FUNDS
1	Shareholder's Funds
	a) Share Capital	1	100000	100000
	a) Share Application Money Account		7179000	6087000

2	Loan Funds
	a) Secured Loans	2	0	0
	b) Unsecured Loans	3	0	0

		TOTAL	7279000	6187000
B	APPLICATION OF FUNDS

1	Fixed Assets
	a) Gross Block	4	687511	512575
	b) Less: Depreciation		146680	105999
	c) Net Block		540831	406576

2	Current Asset, Loans and Advances
	Cash and Bank Balance	5	220535	283818
	Loans & Advances	6	1863374	378729
			2083908	662547
	Less: Current Liabilities & Provisions
	Current Liabilities	7	721586	5902
	Provisions	8	16196	14378
			737782	20280
	Net Current Assets		1346126	642267

3	a) Miscellaneous Expenditure	9	1248045	844420
	(to the extent not written off or adjusted)
	Profit & Loss Account		4143998	4293737

		TOTAL	7279000	6187000

			0	0

SMARTLINX VOIPNETWORKS PRIVATE LIMITED
5-9-22, 3rd Floor, My Home Sarovar Plaza, Secretariat Road, Saifabad
Hyderabad - 500 063

PROFIT AND LOSS ACCOUNT FOR THE PERIOD FROM JAN-2009 TO MAY-2009 (US GAAP) SEGMENT WISE

	VOIP SERVICES		LIVE TUTOR SERVICES
	2009 Jan09 to May 09 Rupees		2009 Jan09 to May 09 Rupees
Sales Accounts
Sales & Services		1185684		0

Indirect Expenses
Advertisement & Publicity Exp	0.00		3062
Bank Charges	33388.17
Business Promotions Exp.	0.00		19000
Computer Maintenance Exp-A/c	0.00		170
Deferred Revenue Exp.Written Off	93335.00
Depreciation	40681.00
General Expencess A/c	850.00		22834
Internet Expenses A/c	1923.00
Legal & Professional Charges	5000.00		35946
Local Conveyance Exp	57727.00		1000
Miscellaneous Exp.Written Off	2115.00
Office Maintenance	0.00		10203
P.F.Adminstrative Exp.	2359.00
Pooja Expenses	0.00		501
Postage & Courier A/c	255.00
Printing & Stationery	0.00		197109
Provident Fund	11709.35		5879
Rates & Taxes Fee	644.00		9900
Salaries	646263.81		194093
Staffwelfare Expenses	7001.00		592
Telehpone Expenses	3598.00		9985
Telephone Expenses (Cell Phone)	9477.00		16216
Travelling Expenses	19803.00		68620.00
Tutors Fess	0.00		3780.00

		936129
Deferred Revenue Expenditure Total				598890

Deferred Revenue Exp.Written Off				99815

Profit & (Loss) A/c		249555		-99815	149740

SMARTLINX VOIPNETWORKS PRIVATE LIMITED
5-9-22, 3rd Floor, My Home Sarovar Plaza, Secretariat Road, Saifabad
Hyderabad - 500 063

PROFIT AND LOSS ACCOUNT FOR THE PERIOD FROM JAN-2009 TO MAY-2009 (US GAAP)

	2009 Jan09 to May 09 Rupees		2008 Jan08 to Dec08 Rupees
Sales Accounts
Sales & Services		1185684		713930

Indirect Expenses
Audit Fee	0.00		11236
Bank Charges	33388.17		1520
Computer Maintenance Exp-A/c	0.00		2450
Deferred Revenue Exp.Written Off	193150.00		39940
Depreciation	40681.00		78542
Discount - Voip	0.00		200
FBT Account	0.00		11701
General Expencess A/c	850.00		110
Insurance A/c	0.00		3503
Internet Expenses A/c	1923.00		10038
Legal & Professional Charges	5000.00		15000
Local Conveyance Exp	57727.00		61436
Marketing Expenses	0.00		1800
Miscellaneous Exp.Written Off	2115.00		4230
Networking Maintenance Expenses	0.00		11869
P.F.Adminstrative Exp.	2359.00		5565
Postage & Courier A/c	255.00		1645
Professional Tax	0.00		2500
Provident Fund	11709.35		43996
Rates & Taxes Fee	644.00		12475
Salaries	646263.81		929597
Staffwelfare Expenses	7001.00		0
Telehpone Expenses	3598.00		3100.00
Telephone Expenses (Cell Phone)	9477.00		59153.00
Travelling Expenses	19803.00	1035944	4203	1315809

Profit & (Loss) A/c		149740		-601879

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
5-9-22, 3rd Floor, My Home Sarovar Plaza, Secretariat Road, Saifabad
Hyderabad - 500 063

SCHEDULES TO THE BALANCE SHEET

		As at	As at
		31st March 2009	31st March 2008
		Rs	Rs
SCHEDULE - 1
AUTHORIZED CAPITAL:
(15,00,000 Equity shares of Rs. 10/- each)		15000000	100000

SHARE CAPITAL:
Issued, subscribed and paid-up Capital
(10,000 Equity Shares of Rs. 10/- each)		100000	100000

SHARE APPLICATION MONEY :
Nettlinx Limited		7179000	0

SCHEDULE - 2
SECURED LOANS
		0	0
SCHEDULE - 3
UNSECURED LOANS		0	0

		0	0

SCHEDULE - 5
CASH AND BANK BALANCES
Cash in Hand		120730	125332
Bank balance		99805	158486
		2,20,535	2,83,818

SCHEDULE - 6
LOANS AND ADVANCES
Loans & Advances		638564	132230
Sundry Debtors		1222307	243995.52
Prepaid Insurance		2503	2503
		1863374	378729

SCHEDULE - 7
CURRENT LIABILITIES
Sundry Creditors & Other payables		107153	57669
Sundry debtors Cr balances		0	0
Nettlinx Limited		614433	4247928
		721586	4305597
SCHEDULE - 8
PROVISIONS		16196	14378

		0	0

SCHEDULE - 9
MISC. EXPENSES
Deferred Revenue Expenditure	12690.00
Less: Deferred Revenue Exp.Written Off	-2115.00	10575.00	831730
Preliminary Expenses	1430620.00
Less: Written off	-193150.00	1237470.00	12690

		1248045	844420

For SMARTLINX VOIP NETWORKS PRIVATE LIMITED

(MANOHAR LOKA REDDY)	(POGULA CHANDRA SEKHAR)
Director
Place: Hyderabad
Date :

SCHEDULE “B”

Trademark Applications of Smartlinx

Trade Mark Application	Jurisdiction(s)	Application Number
Live Tutor	India	1745989

Websites of Smartlinx

Website Address
http://smartlinx.co.in
http://bsnl.livetutor.in

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